EXHIBIT 4.5

                                                          CWT DRAFT:  2/12/97

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                            MID-AMERICA FINANCE, INC.

                                    Depositor

                                       and

                              LASALLE NATIONAL BANK

                                     Trustee
                    -------------------------------------

                   AMENDED AND RESTATED AGREEMENT OF TRUST

                          Dated as of March [__], 1998
                    -------------------------------------

         Commercial Mortgage Pass-Through Certificates, Series 1998-1
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                                TABLE OF CONTENTS

                                    ARTICLE I

                                   DEFINITIONS

1.01  Definitions............................................................1
1.02  Interpretation.........................................................7

                                   ARTICLE II

         DECLARATION OF TRUST FUND; ORIGINAL ISSUANCE OF CERTIFICATES

2.01  Creation and Declaration of Trust Fund; Conveyance of Bond.............7
2.02  Acceptance by Trustee..................................................9
2.03  Representations and Warranties of the Depositor........................9

                                   ARTICLE III

                PAYMENTS AND STATEMENTS TO CERTIFICATEHOLDERS

3.01  Distributions.........................................................11
3.02  Statements to Certificateholders......................................12
3.03  Reports by the Depositor..............................................12

                                   ARTICLE IV

                                THE CERTIFICATES

4.01  Designation, Amount and Issue of Certificates.........................12
4.02  Authentication and Delivery of Certificates...........................12
4.03  Form of Certificates and Trustee's Certificate of
      Authentication........................................................13
4.04  Denomination and Date of Certificates; Payment of Principal
      and Interest; Global Certificates.....................................13
4.05  Execution of Certificates.............................................15
4.06  Exchange and Registration of Transfer of Certificates.................16
4.07  Mutilated, Destroyed, Lost or Stolen Certificates.....................17
4.08  Cancellation of Surrendered Certificates..............................18
4.09  Temporary Certificates................................................18

                                    ARTICLE V

                                  THE DEPOSITOR

5.01  Maintenance of Existence..............................................18

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5.02  Limitation on Liability of the Depositor..............................18
5.03  Indemnification.......................................................18

                                   ARTICLE VI

                           TRUSTEE TERMINATION EVENTS

6.01  Trustee Termination Events............................................19
6.02  Limitations on Suits by Certificateholders............................19
6.03  Unconditional Right of Certificateholders to Receive
      Distributions and to Institute Certain Suits..........................20

                                   ARTICLE VII

                             CONCERNING THE TRUSTEE

7.01  Duties of Trustee.....................................................20
7.02  Certain Matters Affecting the Trustee.................................21
7.03  Trustee Not Liable for Certificates or the Bond;
      Indemnification.......................................................23
7.04  Trustee May Own Certificates..........................................26
7.05  Trustee's Fees and Expenses...........................................26
7.06  Eligibility Requirements for Trustee..................................26
7.07  Resignation and Removal of Trustee....................................26
7.08  Successor Trustee.....................................................27
7.09  Merger or Consolidation of Trustee....................................28
7.10   Appointment of Co-Trustee or Separate Trustee........................28
7.11  Appointment of Authenticating Agent...................................30
7.12  Limitation on Rights of the Trustee...................................31

                                  ARTICLE VIII

                                   TERMINATION

8.01  Termination...........................................................31
8.0   Termination Upon Permitted Merger.....................................32
8.03  Trusts Irrevocable....................................................33

                                   ARTICLE IX

                            MISCELLANEOUS PROVISIONS

9.01  Amendment.............................................................33
9.02  Counterparts..........................................................34
9.03  Governing Law.........................................................34
9.04  Notices...............................................................34
9.05  Notices to the Rating Agency..........................................34
9.06  Severability of Provisions............................................34

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9.07  Limitation on Rights of Certificateholders............................35
9.08  Certificates Nonassessable and Fully Paid.............................35
9.09  Reproduction of Documents.............................................36
9.10  No Partnership........................................................36
9.11  Actions of Certificateholders.........................................36
9.12  Successors and Assigns................................................36
9.13  Officer's Certificates and Opinions of Counsel; Statements
      to be Contained Therein...............................................37


EXHIBITS

Exhibit A   Form of Certificates
Exhibit B   Depositor's Instruction to Depository
Exhibit C   Trustee's Instruction to Depository

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            THIS AMENDED AND RESTATED AGREEMENT OF TRUST dated as of March [__],
1998 between Mid-America Finance Inc., a Delaware corporation, as depositor (the "Depositor"), and LaSalle National Bank, a national banking association, as trustee (the "Trustee").

                              W I T N E S S E T H:

            WHEREAS, the Depositor and the Trustee have entered into that certain Agreement of Trust dated as of February [__], 1998 (the "Original Trust Agreement") pursuant to which the Depositor has caused the Mid-America Mortgage Trust, 1998-1 (the "Trust") to be created; and

            WHEREAS, the Depositor, the Trust and Mid-America Capital Partnership, L.P., a Delaware limited partnership (the "Partnership"), have filed with the Securities and Exchange Commission a registration statement (Registration No. 333-42441) for the registration of the Commercial Mortgage Pass-through Certificates, Series 1998-1 (the "Certificates") of the Trust and the [___]% First Mortgage Bonds, Due 2003 (the "Bonds") of the Partnership; and

            WHEREAS, the Depositor wishes to cause the issuance of the Certificates; and

            WHEREAS, the Trustee and the Depositor desire to amend and restate the Original Trust Agreement to provide for the issuance of the Certificates.

            NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree that the Original Trust Agreement is hereby amended and restated to read in its entirety as follows:

                                    ARTICLE I

                                   DEFINITIONS

            SECTION 1.01      DEFINITIONS.

            Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings and such meanings shall be equally applicable to the singular and plural forms of such terms, as the context may require. Capitalized terms used but not defined herein shall have the meanings assigned such terms in the Indenture.

            ACCOUNTS: The "Accounts" established pursuant to, and defined in, the Cash Collateral Agreement.

            ACTUAL KNOWLEDGE: When used with respect to a corporation shall mean actual knowledge of a Responsible Officer thereof; when used with respect to actual knowledge of a bank or trust company shall mean actual knowledge of a
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Responsible Officer in the corporate trust office thereof; when used with respect to actual knowledge of a partnership shall mean actual knowledge of its general partner, if an individual or as aforesaid if its general partner is a corporation.

            ADVANCE:  As defined in the Indenture.

            AFFILIATE: With respect to any specified Person, any other Person, directly or indirectly, controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract, relation to individuals or otherwise, and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

            AGREEMENT: This Agreement of Trust and all amendments and supplements hereto.

            AUTHENTICATING AGENT: Any authenticating agent appointed pursuant to
SECTION 7.11 of this Agreement.

            AUTHORIZED OFFICER: Any representative of the Depositor authorized to execute and who executes the Certificates manually or by facsimile signature on behalf of the Depositor.

            BENEFICIAL OWNER: With respect to a Global Certificate, the Person who is the beneficial owner of such Certificate as reflected on the books of the Depository or on the books of a Person maintaining an account with such Depository (directly as a Depository Participant or indirectly through a Depository Participant, in accordance with the rules of such Depository). The Trustee shall have the right to require, as a condition to acknowledging the status of any Person as a Beneficial Owner under this Agreement, that such Person provide evidence at its expense to the Trustee of its status as a Beneficial Owner hereunder.

            BOND: Collectively, the [_]% First Mortgage Bonds, Due 2003 of Mid-America Capital Partners, L.P. (or any successor Issuer under the Indenture), in an aggregate principal amount of $142,000,000, being all of the securities outstanding under the Indenture.

            BOND DISTRIBUTION DATE: As defined in SECTION 8.02(B).

            BOND MATURITY DATE: March 1, 2003.

            BORROWER: Mid-America Capital Partners, L.P.

            BUSINESS DAY: Any day other than (i) a Saturday or a Sunday, or (ii) a day on which federally insured depository institutions in the states of New

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York, Illinois or Tennessee or any other state in which the Corporate Trust
Office is located are authorized or obligated by law, governmental decree or executive order to be closed.

            CASH COLLATERAL AGREEMENT: That certain Amended and Restated Cash Collateral Account Security, Pledge and Assignment Agreement, dated effective as of November 21, 1997, among the Issuer, First Union National Bank, Morgan Stanley Mortgage Capital Inc. and the Indenture Trustee, as the same may be amended from time to time.

            CERTIFICATE CO-REGISTRAR: Any co-registrar appointed pursuant to
SECTION 4.06 of this Agreement.

            CERTIFICATE REGISTER: The register maintained pursuant to SECTION
4.06 of this Agreement.

            CERTIFICATE REGISTRAR: The registrar designated in SECTION 4.06 of this Agreement.

            CERTIFICATEHOLDER: The person in whose name a Certificate is registered in the Certificate Register.

            CERTIFICATES: The Commercial Mortgage Pass-Through Certificates, Series 1998-1 issuable hereunder.

            CLOSING DATE:  March [__], 1998.

            CODE: The Internal Revenue Code of 1986, as amended, any successor statutes thereto, and applicable U.S. Department of the Treasury regulations issued pursuant thereto in proposed, temporary or final form.

            CORPORATE TRUST OFFICE: The principal office of the Trustee at which at any particular time its corporate trust business shall be principally administered, which office at the date of the execution of this Agreement is located at 135 South LaSalle Street, Chicago, Illinois 60674-4107, Attention:
Asset-Backed Securities Trust Service Group--Mid-America 1998-1.

            DEPOSITOR:  Mid-America Finance, Inc., a Delaware corporation.

            DEPOSITOR ORDER AND DEPOSITOR REQUEST: Respectively, a written order or request signed in the name of the Depositor by the Chief Executive Officer, the President or any Vice President, and by the Chief Financial Officer, the Secretary or an Assistant Secretary of the Depositor, and delivered to the Trustee.

            DEPOSITOR'S INSTRUCTION TO DEPOSITORY: Written instructions of the Depositor to the Depository, substantially in the form of Exhibit B hereto, instructing the Depositor to register the beneficial ownership of the Bond in the name of the Trustee.

            DEPOSITORY PARTICIPANT: A Person for whom, from time to time, the Depository effects book-entry transfers and pledges of securities deposited with the Depository.

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            DEPOSITORY: The Depository Trust Company or a successor appointed by the Registrar (which appointment shall be at the direction of the Depositor if the Depositor is legally able to do so).

            DISTRIBUTION DATE: The first Business Day of each calendar month, beginning on April 1, 1998.

            DUE DATE: With respect to any Distribution Date, the date on which a Monthly Payment is due on the Bond and which occurs on or next preceding such Distribution Date.

            EXCHANGE ACT: The Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

            FINAL CERTIFICATE DISTRIBUTION DATE: The first Business Day of March 2003.

            FINAL DISTRIBUTION DATE: The Distribution Date on which the final distribution in respect of the Certificates will be made pursuant to SECTION 8.01.

            FORECLOSED PROPERTY: The Property if acquired by the Indenture Trustee or by any nominee of the Indenture Trustee by foreclosure or acceptance of a deed in lieu of foreclosure or otherwise.

            FORECLOSURE PROCEEDS: Proceeds received by the Indenture Trustee in respect of the Foreclosed Property (including, without limitation, proceeds from the rental or operation of such Foreclosed Property) prior to the final liquidation of the Foreclosed Property.

            GAAP: Generally accepted accounting principles as in effect in the United States from time to time, consistently applied.

            GLOBAL CERTIFICATES: Certificates in global form deposited with the Depository.

            HOLDER: A Certificateholder.

            INDEBTEDNESS: All principal of and interest on the Bond and any and all other Obligations (as defined in the Indenture) of the Issuer under the Bond or the Indenture.

            INDENTURE: That certain Restated Supplemental Indenture dated effective as of November 21, 1998 between Mid-America Capital Partners, L.P. and Mid-America Apartments, L.P., as issuer, and LaSalle National Bank, as trustee thereunder, as the same may be from time to time further amended or supplemented in accordance with its terms.

            INDENTURE EVENT OF DEFAULT: An "Event of Default" as defined in the Indenture.

            INDENTURE TRUSTEE: LaSalle National Bank, a national banking association, as trustee under the Indenture, and its permitted successor and assigns.

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            INDIVIDUAL CERTIFICATE: A definitive certificate in fully registered form without coupons, representing a Certificate, which is not a Global Certificate.

            INTEREST ACCRUAL PERIOD: With respect to a Distribution Date the one-month period commencing on and including the prior Distribution Date (or in the case of the first Distribution Date, the Closing Date) and ending on and including the day next preceding such Distribution Date.

            ISSUE DATE: The date of original issuance of the Certificates.

            ISSUER: The Borrower and Mid-America Apartments, L.P., as "Issuer" under and as defined in the Indenture.

            LIEN: Any mortgage, deed of trust, lien, pledge, hypothecation, assignment, security interest, or any other encumbrance, charge or transfer of, in or upon the Property or any portion thereof or the Borrower, or any interest therein, including, without limitation, any conditional sale or other title retention agreement, any financial lease having substantially the same economic effect as any of the foregoing, the filing of any financing statement, and mechanic's, materialmen's and other similar liens and encumbrances.

            LIQUIDATION PROCEEDS: Cash received by the Indenture Trustee in connection with the final liquidation of the Property, whether through judicial foreclosure, sale or otherwise, to the extent such cash is not Foreclosure Proceeds and other than amounts required to be paid to the Borrower pursuant to law or the terms of the related Mortgage.

            MATURITY INTEREST RATE: As defined in the Indenture.

            MONTHLY PAYMENT: With respect to any Distribution Date, the scheduled monthly payment of interest due on the related Due Date in accordance with the terms of the Bond.

            MOODY'S: Moody's Investors Service, Inc.

            MORTGAGE: The term "Mortgage" means the deed of trust, security agreement and assignment of rents and leases with respect to each Mortgaged Property, from the Issuer, as grantor, to the trustee named therein, as amended or supplemented from time to time as permitted hereby or thereby.

            OFFICER'S CERTIFICATE: A certificate signed by a Responsible Officer of the Depositor and delivered to the Trustee.

            OPINION OF COUNSEL: A written opinion of counsel acceptable to the Trustee, each Rating Agency and any other party hereto to whom such opinion is to be delivered pursuant to the applicable terms of this Agreement, who may be counsel for the Trustee of the Depositor.

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            PERCENTAGE INTEREST: As to any Individual Certificate, the
percentage interest derived as of a date of determination by dividing the outstanding principal amount of such Individual Certificate by the aggregate outstanding principal amount of all the Certificates as of such date of determination.

            PERMITTED MERGER DATE: As defined in the Indenture.

            PERSON: Any individual, corporation, partnership, limited liability company, joint venture, association, bank, joint-stock company, trust, unincorporated organization or government, or any agency or political subdivision thereof.

            PROPERTY: The "Mortgaged Properties," as defined in the Indenture.

            RATING AGENCIES:  Moody's and S&P.

            RECORD DATE: As defined in Section 4.04(c).

            REGISTRATION STATEMENT: The registration statement (Registration No. 333-42441) on Form S-11 under the Securities Act relating to the Certificates.

            RESPONSIBLE OFFICER: When used with respect to the initial Trustee, any officer in its Asset Backed Securities Trust Service Group with particular responsibility for the matters evidenced by this Agreement and with respect to any successor Trustee, any officer in its Corporate Trust Department or any similar group administering the trusts hereunder and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject. Responsible Officer shall mean, with respect to any other corporation, the chairman of the board, the president, any vice president or the treasurer.

            S&P: Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc.

            SECURITIES ACT: The Securities Act of 1933, as amended, and the rules and regulations thereunder.

            SECURITY DOCUMENTS: As defined in the Indenture.

            TRUST: Mid-America Mortgage Trust, 1998-1, the trust formed pursuant to this Agreement.

            TRUST FUND: The corpus of the trust created by this Agreement, consisting of the assets referred to in the first paragraph of SECTION 2.01(A) of this Agreement.

            TRUSTEE: LaSalle National Bank, a national banking association, as trustee hereunder, and its permitted successors and assigns.

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            TRUSTEE FEE: The fee of the Trustee hereunder payable in the amounts and in the manner separately agreed between the Trustee and the Depositor.

            TRUSTEE TERMINATION EVENT: As defined in SECTION 6.01(A) of this Agreement.

            TRUSTEE'S INSTRUCTION TO DEPOSITORY: As defined in Section 8.02(c) of this Agreement.

            UNDERWRITER: Morgan Stanley & Co. Incorporated.

            UNSCHEDULED PAYMENTS: All amounts received by the Trustee on the Bond (i) during the continuation of an Indenture Event of Default or (ii) in respect of Foreclosure Proceeds.

            SECTION 1.02 INTERPRETATION.

            (a) Whenever this Agreement refers to a Distribution Date and a "related" Interest Accrual Period or Due Date, such reference shall be to the Interest Accrual Period or Due Date, as applicable, immediately preceding such Distribution Date.

            (b) As used herein and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in SECTION
1.01 shall have the respective meanings given to them under GAAP.

            (c) Unless otherwise specified in this Agreement, references to "Article" or "Section" followed by a number shall be references to articles and sections of this Agreement.

            (d) The words "hereof," "herein," and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section and Exhibit references contained in this Agreement are references to Sections and Exhibits in or to this Agreement unless otherwise specified.

                                   ARTICLE II

                           DECLARATION OF TRUST FUND;
                        ORIGINAL ISSUANCE OF CERTIFICATES

            SECTION 2.01 CREATION AND DECLARATION OF TRUST FUND; CONVEYANCE OF BOND.

            (a) The Depositor hereby establishes the Trust, which shall be known as Mid-America Mortgage Trust, 1998-1, and hereby irrevocably sells, transfers, assigns, delivers, sets over and otherwise conveys or causes to be conveyed to the Trustee for the benefit of Certificateholders, without recourse, all of the Depositor's right, title and interest, whether now owned or hereafter acquired, now existing or hereafter arising, wherever located, in and to (i) the Bond, the Indenture and the Mortgages and all amounts due or to become due on or after the

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Closing Date pursuant to the Bond, the Indenture and the Mortgages (including, without limitation, interest, premium (if any) and principal), (ii) all property that secures the Bond and has been or will be acquired by foreclosure, deed-in-lieu of foreclosure or otherwise, (iii) the Cash Collateral Agreement and all Accounts and other accounts and funds established by the Indenture Trustee or the Borrower pursuant to the Cash Collateral Agreement or otherwise, and all amounts and investments from time to time deposited and held therein or credited thereto pursuant to the applicable provisions of this Agreement, the Indenture or the Cash Collateral Agreement, (iv) the Security Documents, (v) any insurance policies obtained with respect to the Mortgaged Properties, and (vi) all proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash, instruments, securities or other property, including without limitation all amounts from time to time held in or credited to the Accounts, whether in the form of cash or invested in instruments, securities or other property, to have and to hold, in trust, and, concurrently with such transfer and assignment, the Depositor has executed and the Trustee has caused to be authenticated and delivered to and upon the order of the Depositor, in exchange for the Trust Fund, Certificates in the authorized denominations evidencing the entire ownership of the Trust Fund.

            In connection with such transfer and assignment, the Depositor has concurrently executed and delivered the Depositor's Instruction to Depository.

            The ownership of the Trust Fund is vested in the Trustee for the benefit of the Certificateholders.

            (b) It is the express intent of the Depositor that the conveyance by the Depositor to the Trustee of the Trust Fund as provided for in this Section be, and be construed as, a sale by the Depositor to the Trustee for the benefit of the Certificateholders. Further, it is not intended that such conveyance be deemed to be a pledge of the Trust Fund by the Depositor to the Trustee to secure a debt or other obligation of the Depositor. However, in the event that the Trust Fund is held to be property of the Depositor, or if for any reason this Agreement is held or deemed to create a security interest, then the Depositor hereby grants to the Trustee for the benefit of the Certificateholders a security interest in all its right, title and interest in and to the Trust Fund and (i) this Agreement shall be a security agreement within the meaning of Articles 8 and 9 of the New York, Delaware and Tennessee Uniform Commercial Codes and the Uniform Commercial Code of any other applicable jurisdiction to secure the Certificates (and the amounts to which the Trustee is entitled under this Agreement); (ii) each of the conveyances provided for in this Section are hereby a grant by the Depositor to the Trustee for the benefit of the Certificateholders of a security interest in all of the Depositor's right, title and interest, whether now owned or hereafter arising wherever located, in and to the Trust Fund; (iii) the possession by the Trustee, or any agent of the Trustee, of the Bond or such other items of the Trust Fund which constitute instruments, money, negotiable documents or chattel paper is "possession by the secured party", or possession by a purchaser or a person designated by such secured party, for purposes of perfecting the security interest pursuant to the Uniform Commercial Code (including, without limitation, Sections 9-305, 8-313 or 8-321 thereof); and (iv) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property,

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shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the Trustee for the purpose of perfecting such security interest under applicable law. Each of the Depositor and the Trustee shall, to the extent consistent with this Agreement and within its power, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Bond and/or the Trust Fund, such security interest would be deemed to be a perfected security interest of first priority under applicable law (provided, HOWEVER, that nothing in this sentence shall impose an affirmative obligation on the Trustee to undertake or to determine that there should be taken any actions except for those expressly set forth elsewhere in this Agreement, or as otherwise expressly directed by the Depositor pursuant to this Agreement). The Depositor shall prepare and file any UCC financing statements or any UCC continuation statements necessary to perfect or continue the security interests caused to be created by the Depositor on or before the Closing Date, and shall take such other steps as are reasonably requested by the Trustee to continue such UCC security interests as aforesaid.

            If the conveyance referred to in the first sentence of the preceding paragraph is deemed to be a loan and the trust created by this Agreement terminates prior to the satisfaction of the claims of any Person holding any Certificates, the security interest created hereby shall continue in full force and effect and the Trustee shall be deemed to be the custodian for the benefit of such Person (and in such capacity shall be entitled to all of the protections and benefits of ARTICLE VII hereof, and all proceeds shall be distributed as herein provided.

            SECTION 2.02 ACCEPTANCE BY TRUSTEE.

            (a) The Trustee hereby acknowledges receipt of the entire beneficial interest in the Bond and the other assets comprising the Trust Fund and declares that the Trustee holds and will hold such assets delivered to the Trustee in trust, and subject to the provisions herein set forth, for the use and benefit of all present and future Certificateholders and the Trustee. The Trustee has no Actual Knowledge on the Closing Date of any adverse claims, liens, or encumbrances (other than the liens or encumbrances created or contemplated by this Agreement or the Security Documents) on any of the assets delivered to it on the Closing Date and part of the Trust Fund.

            (b) The Trustee shall also notify the Depositor if a Responsible Officer of the Trustee receives notice or obtains Actual Knowledge (i) of any adverse claim, lien or encumbrance upon or against the Bond, the Indenture or any Mortgage by or in favor of any Person other than the Trustee or the Indenture Trustee, (ii) that the Bond is overdue or has been dishonored and
(iii) of any defense against the Bond, the Indenture or any other Indebtedness.

            SECTION 2.03 REPRESENTATIONS AND WARRANTIES OF THE Depositor. The Depositor hereby represents and warrants to the Trustee for the benefit of the Certificateholders that:

                 (i) the Depositor is a special purpose corporation, duly organized, validly existing and in good standing under the laws of the State of Delaware, with full power and authority to own its property, to

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      carry on its business as presently conducted, to enter into and perform its obligations under this Agreement, and to create the trust pursuant hereto;

                 (ii) the execution, delivery and performance of this Agreement by the Depositor have been duly authorized by all necessary action on the part of the Depositor; neither the execution, delivery and performance of this Agreement, nor the consummation of the transactions herein contemplated, nor the compliance with the provisions hereof, will conflict with or result in a breach of, or constitute a default under (A) any or the provisions of any law, governmental rule, regulation, judgment, decree or order binding on the Depositor or its properties; (B) the certificate of incorporation or bylaws of the Depositor; or (C) the terms of any indenture or other agreement or instrument to which the Depositor is a party or by which it is bound; neither the Depositor nor any of its Affiliates is a party to, bound by, or in breach of or in violation of any indenture or other agreement or instrument, or subject to or in violation of any statute, order or regulation of any court, regulatory body, administrative agency or governmental body having jurisdiction over it, which materially and adversely affects or to the best knowledge of the Depositor may in the future materially and adversely affect (X) the ability of the Depositor to perform its obligations under this Agreement or (Y) the business, operations, financial condition, properties or assets of the Depositor;

                 (iii) the execution, delivery and performance by the Depositor of this Agreement and the consummation of the transactions contemplated hereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except such as has been obtained, given, effected or taken prior to the date hereof;

                 (iv) this Agreement has been duly executed and delivered by the Depositor and, assuming due authorization, execution and delivery by the other parties hereto, constitutes a valid and binding obligation of the Depositor enforceable against it in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other similar laws relating to or affecting the rights of creditors generally, and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law);

                 (v) there are no actions, suits or proceedings pending or, to the best of the Depositor's knowledge, threatened or likely to be asserted against or affecting the Depositor, before or by any court, administrative agency, arbitrator or governmental body (A) with respect to any of the transactions contemplated by this Agreement or (B) with respect to any other matter which in the judgment of the Depositor may be determined adversely to the Depositor and will, if determined adversely to the Depositor, materially and adversely affect it or its business, assets, operations or condition, financial or otherwise, or materially and adversely affect its ability to perform its obligations under this Agreement;

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                 (vi) the Depositor is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or otherwise) or operations of the Depositor or its properties or might have consequences that would materially and adversely affect its performance hereunder; and

                 (vii) other than the actions taken pursuant to this Agreement, the Depositor has taken no action to impair or encumber the title to the Bond or to subject it to any offsets, defenses or counterclaims during the Depositor's ownership thereof.

            The representations and warranties of the Depositor set forth in this SECTION 2.03 shall be continuing and shall survive the transfer and assignment of the Bond and the Trust Fund to the Trustee.

                                   ARTICLE III

                PAYMENTS AND STATEMENTS TO CERTIFICATEHOLDERS

            SECTION 3.01      DISTRIBUTIONS.

            (a) Except as otherwise provided in SECTIONS 3.01(B) and 3.01(c), the Trustee shall make distributions to the Certificateholders on each Distribution Date of all amounts received by the Trustee from the Issuer or the Indenture Trustee or otherwise in respect of Monthly Payments or Interest Advances thereon.

            (b) Except as otherwise provided in SECTION 3.01(C), on any Distribution Date following any Unscheduled Payment made within the Interest Accrual Period preceding such Distribution Date, the Trustee shall make distributions to the Certificateholders on each such Distribution Date of all amounts received by the Trustee from the Issuer or the Indenture Trustee or otherwise in respect of such Unscheduled Payment.

            (c) On the Final Certificate Distribution Date or any Distribution Date on or following the Bond Maturity Date, the Trustee shall make distribution to the Certificateholders on each such Distribution Date of all amounts received by the Trustee from the Issuer or the Indenture Trustee or otherwise in respect of principal on the Bond.

            (d) Distributions on the Certificates shall be made PRO RATA among all Holders of Certificates based on each such Holder's Percentage Interest.

            (e) Distributions on each Distribution Date shall be made to each Certificateholder of record on the related Record Date (other than as provided in ARTICLE VIII respecting the final distribution), by check mailed to such

Certificateholder at the address appearing in the Certificate Register, or upon written request by a Certificateholder delivered at least five Business Days prior to the related Record Date (in each case with appropriate wiring instructions accompanying such request) or, if the Certificates are held by the Depository as described in SECTION 4.04, as instructed by the Depository, by wire transfer in immediately available funds to a bank account maintained in the United States, or by such other means of payment as the Depository and the Trustee or the Paying Agent shall agree upon.

            SECTION 3.02 STATEMENTS TO CERTIFICATEHOLDERS. The Trustee shall prepare, or cause to be prepared, and mail not later than each Distribution Date to the Depositor, the Underwriter, each Rating Agency and each Certificateholder a statement in respect of such Distribution Date setting forth the amount of the distribution allocable to interest on the Bond (separately identifying interest paid at the Maturity Interest Rate) and the amount of the distribution allocable to principal on the Bond (separately identifying amounts allocable to Unscheduled Payments).

            Within 30 days following the end of each calendar year, the Trustee shall prepare, or cause to be prepared, and mail to each Person who at any time during the calendar year was a Certificateholder (i) a statement of the amount of distribution allocable to interest on the Bond and the amount of distribution allocable to principal on the Bond for such calendar year or applicable portion thereof during which such person was a Certificateholder, and (ii) such other customary information which is in the possession of the Trustee and the Trustee deems, and which any Certificateholder requests from the Trustee as, necessary or desirable for Certificateholders to prepare their federal, state and local tax returns. Such obligation of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trustee pursuant to any requirements of the Code.

            SECTION 3.03 REPORTS BY THE DEPOSITOR. The Depositor covenants to furnish to the Trustee, on or before April 30 of each calendar year commencing 1999, a certificate from a Responsible Officer of the Depositor as to his or her knowledge of the Depositor's compliance with all conditions and covenants under this Agreement. For purposes of this SECTION 3.03 such compliance shall be determined without regard to any period of grace or requirement of notice provided under this Agreement.

                                   ARTICLE IV

                                THE CERTIFICATES

            SECTION 4.01 DESIGNATION, AMOUNT AND ISSUE OF CERTIFICATES. The Certificates shall be designated as the "Commercial Mortgage Pass-Through Certificates, Series 1998-1" of the Trust. The Certificates shall be limited to $142,000,000 in aggregate principal amount, except as provided in Section 4.07.

            SECTION 4.02 AUTHENTICATION AND DELIVERY OF CERTIFICATES. Upon the execution and delivery of this Agreement, and from time to time thereafter, the Certificates shall be executed by the Depositor and such Certificates shall thereupon be delivered to the Trustee for authentication, and the Trustee shall thereupon authenticate and deliver said Certificates upon a Depositor Order.

            SECTION 4.03 FORM OF CERTIFICATES AND TRUSTEE'S CERTIFICATE OF AUTHENTICATION. The Certificates and the Trustee's certificate of authentication to be borne by the Certificates shall be substantially of the tenor and purport as in Exhibit A to this Agreement recited, in temporary or definitive form, and may have such letters, numbers or other marks of identification or designation and such legends or endorsements as the Depositor may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any securities exchange on which the Certificates may be listed, or to conform to usage.

            SECTION 4.04 DENOMINATION AND DATE OF CERTIFICATES; PAYMENT OF PRINCIPAL AND INTEREST; GLOBAL CERTIFICATES. (a) The Certificates shall be issuable in registered form.

            (b) The Certificates shall be issuable in denominations of $100,000 and such greater denominations as are whole multiples of $1,000. Each Certificate shall be dated the Issue Date and shall be entitled to distributions in respect of payments on the Bond from and after the most recent Due Date on which payment has been made or, if no payment has been made, from and after the Issue Date.

            (c) The Person in whose name any Certificate is registered at 5:00 p.m. New York City time on the Business Day preceding any Distribution Date for such Certificate (the "RECORD DATE") shall be entitled to receive the distribution payable on such Distribution Date.

            (d) The final distribution on the Certificates shall be payable upon surrender of the Certificates at the office or agency of the Trustee designated for that purpose, as provided in SECTION 8.01.

            (e) The Certificates shall be issued as one or more Global Certificates registered in the name of a nominee designated by the Depository, and Beneficial Owners shall hold interests in the Global Certificates through the book-entry facilities of the Depository in denominations of $100,000 and such greater denominations as are whole multiples of $1,000. The Global Certificates shall in all respects be entitled to the same benefits under this Agreement as any Individual Certificates authenticated and delivered hereunder.

            (f) The Depositor, the Trustee and any paying agent may for all purposes (including the making of payments due on the Global Certificates and the giving of notice to Holders thereof) deal with the Depository as the authorized representative of the Beneficial Owners with respect to the Global Certificates for the purposes of exercising the rights of Certificateholders hereunder. The rights of Beneficial Owners with respect to Global Certificates shall be limited to those established by law and agreements among such Beneficial Owners and the Depository and Depository Participants. Except in the limited circumstances described below, Beneficial Owners of Global Certificates shall not be entitled to physical certificates for the Global Certificates as to which they are the Beneficial Owners. Requests and directions from, and votes of, the Depository as Holder of the Global Certificates shall not be deemed inconsistent if they are made with respect to different Beneficial Owners.

            (g) The Certificate Registrar may establish a reasonable record date in connection with solicitations of consents from or voting by Certificateholders and give notice to the Depository of such record date. Without the written consent of the Depositor and the Certificate Registrar, no Global Certificate may be transferred by the Depository except to a successor Depository that agrees to hold the Global Certificates for the account of the Beneficial Owners.

            (h) The Global Certificates (i) shall be delivered by the Trustee to the Depository and shall be registered in the name of Cede & Co. and (ii) shall bear legends substantially to the following effect:

            "Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Certificate Registrar for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

            "EACH TRANSFEREE OF A BENEFICIAL INTEREST IN THIS CERTIFICATE SHALL BE DEEMED TO REPRESENT EITHER (A) THAT IT IS NOT, AND IS NOT USING THE ASSETS OF, AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT PLAN OR ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME CERTIFICATE ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR (B) THAT IT HAS DETERMINED THAT, ASSUMING THIS CERTIFICATE IS TREATED AS INDEBTEDNESS WITH NO SUBSTANTIAL EQUITY FEATURES FOR PURPOSES OF 29 C.F.R. ss. 2510.3-101, THE PURCHASE AND HOLDING OF A BENEFICIAL INTEREST IN THIS CERTIFICATE BY THE TRANSFEREE WOULD NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE BECAUSE THE RELEVANT CONDITIONS FOR EXEMPTIVE RELIEF UNDER ONE OR MORE OF THE FOLLOWING PROHIBITED TRANSACTION CLASS EXEMPTIONS HAVE BEEN SATISFIED:
PROHIBITED TRANSACTION CLASS EXEMPTION ("PTCE") 96-23 (RELATING TO TRANSACTIONS EFFECTED BY IN-HOUSE ASSET MANAGERS); PTCE 95-60 (RELATING TO CERTAIN TRANSACTIONS INVOLVING INSURANCE COMPANY GENERAL ACCOUNTS); PTCE 91-38 (RELATING TO INVESTMENTS BY BANK COLLECTIVE INVESTMENT FUNDS); PTCE 90-1 (RELATING TO INVESTMENTS BY INSURANCE COMPANY POOLED SEPARATE ACCOUNTS); OR PTCE 84-14 (RELATING TO TRANSACTIONS EFFECTED BY A "QUALIFIED PROFESSIONAL ASSET MANAGER")."

            The Global Certificates may be deposited with such other Depository as the Trustee may from time to time designate, and shall bear such legend as may be appropriate.

            If (i) the Depository advises the Depositor and the Trustee in writing that the Depository is no longer willing, qualified or able properly to discharge its responsibilities as Depository, and the Depositor is unable to locate a qualified successor or (ii) after the occurrence of an Event of Default under the Indenture, Beneficial Owners owning not less than a majority in outstanding principal amount of the Global Certificates advise the Depository through Depository Participants in writing that the continuation of a book-entry system through the Depository is no longer in the best interest of the Beneficial Owner or Owners of such Global Certificate, the Trustee shall notify the affected Beneficial Owners through the Depository of the occurrence of such event and the availability of Individual Certificates to such Beneficial Owner or Owners requesting them. Upon surrender to the Trustee of Global Certificates by the Depository, accompanied by registration instructions from the Depository for registration of transfer, the Trustee shall issue the Individual Certificates. Neither the Trustee, the Certificate Registrar nor the Depositor shall be liable for any actions taken by the Depository or its nominee, including, without limitation, any delay in delivery of such instructions. Upon the issuance of Individual Certificates, the Trustee, the Certificate Registrar and the Depositor shall recognize the Holders of Individual Certificates as Certificateholders hereunder.

            If the Trustee or its agents has instituted or has been directed to institute any judicial proceeding in a court to enforce the rights of the Certificateholders under the Certificates, and the Trustee has been advised by counsel that in connection with such proceeding it is necessary or appropriate for the Trustee to obtain possession of the Certificates, the Trustee or any of its agents may in its sole discretion determine that the Certificates represented by the Global Certificates shall no longer be represented by such Global Certificates. In such event, the Depositor shall execute and the Trustee shall authenticate and deliver, in exchange for such Global Certificates, Individual Certificates in an aggregate denomination equal to the aggregate denomination of such Global Certificates.

            SECTION 4.05 EXECUTION OF CERTIFICATES. Each Certificate shall be signed in the name and on behalf of the Depositor manually or by facsimile signature of the President or any Vice President thereof attested by the manual or facsimile signature of the Secretary or an Assistant Secretary thereof, prior to the authentication of the Certificate, and the delivery of such Certificate by the Trustee upon an Depositor Order, after the authentication thereof hereunder, shall constitute due delivery of such Certificate on behalf of the Depositor. In case any officer of the Depositor who shall have signed, or whose facsimile signature appears on any of the Certificates, shall cease to be such officer before the Certificates shall have been authenticated and delivered by the Trustee or disposed of, such Certificate nevertheless may be authenticated and delivered or disposed of as though the Person who signed such Certificate had not ceased to be such officer. Any Certificate may be signed on behalf of the Depositor by such officer as at the actual date of the execution of such Certificate shall be the proper officer of the Depositor, although at the date of the execution of this Agreement any such Person was not such an officer.

            Only such Certificates as shall bear thereon a certificate of authentication substantially in the form herein recited, executed by the Trustee by manual signature of one of its authorized officers, shall be entitled to the benefits of this Agreement or be valid or obligatory for any purpose. Such certificate by the Trustee upon any Certificate executed by the Depositor shall be conclusive evidence that the Certificate so authenticated has been duly authenticated and delivered hereunder and that the Holder is entitled to the benefits of this Agreement.

            SECTION 4.06 EXCHANGE AND REGISTRATION OF TRANSFER OF CERTIFICATES. The Trustee shall keep, at the office or agency to be maintained by the Trustee for such purpose (the "CERTIFICATE REGISTRAR") at the Corporate Trust Office, a register (the "CERTIFICATE REGISTER") in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of the Certificates and the registration of transfers of such Certificates as in this ARTICLE IV provided; PROVIDED, HOWEVER, in no event shall the Certificate Registrar be required to maintain in the Certificate Register the names of the individual participants holding beneficial interests in the Certificates through the Depository. Upon written notice to any acting Certificate Registrar, the Trustee may appoint a successor Certificate Registrar for such purposes. The Trustee may appoint one or more co-registrars (each, a "CERTIFICATE CO-REGISTRAR") for such purposes. At all reasonable times, any Certificate Register shall be open for inspection by the Trustee. Upon due presentment for registration of transfer of any Certificate at the office or agency of any Certificate Registrar or any Certificate Co-Registrar, the Depositor shall execute, and the Trustee shall authenticate and deliver, in the name of the transferee or transferees, one or more new Certificates of like tenor of any authorized denominations for an aggregate principal amount equal to the then current principal balance of the Certificate presented for registration of transfer.

            All Certificates presented for registration of transfer or for exchange or payment, as the case may be, shall (if so required by the Depositor or the Trustee or the Certificate Registrar or any Certificate Co-Registrar) be duly endorsed by, or be accompanied by a written instrument or instruments of assignment and transfer in form satisfactory to the Person imposing such requirement duly executed by, the Holder or his or her attorney duly authorized in writing.

            No service charge shall be made for any exchange or registration of transfer of Certificates (except the costs of mailing), but the Trustee may require payment of a sum sufficient to cover any tax, assessment or other governmental charge that may be imposed in connection therewith.

            Upon delivery by any Certificate Registrar or Certificate Co-Registrar of a Certificate in exchange for a Certificate surrendered to it in accordance with the provisions of this Agreement, the Certificate so delivered shall, for all purposes of this Agreement, be deemed to be fully registered in the Certificate Register; PROVIDED, HOWEVER, that in making any determination as to the identity of Persons who are Holders of Certificates, the Trustee shall be fully protected in relying on the Certificate Register.

            All Certificates issued pursuant to this SECTION 4.06 in exchange for or upon registration of transfer of Certificates shall be the valid obligations of the Trust, evidencing the same rights, and entitled to the same benefits and subject to the same conditions under this Agreement, as the Certificates surrendered for such exchange or registration of transfer.

            SECTION 4.07 MUTILATED, DESTROYED, LOST OR STOLEN CERTIFICATES. In case any Certificate shall become mutilated, destroyed, lost or stolen, the Depositor shall execute, and the Trustee shall authenticate and deliver, a new Certificate or Certificates of like series and tenor, bearing a number not contemporaneously outstanding in an aggregate principal amount equal to the current principal balance of, and in substitution for, the Certificate so mutilated, destroyed, lost or stolen. In every such case, the applicant for a substitute Certificate shall, at the expense of the applicant, furnish to the Depositor, the Trustee, the Certificate Registrar and any Certificate Co-Registrar such certificate or indemnity as may be required by them to save each of them harmless. Also, in every case of destruction, loss or theft, the applicant shall furnish to the Depositor, the Trustee, the Certificate Registrar and any Certificate Co-Registrar evidence to their satisfaction of the destruction, loss or theft of such Certificate and of the ownership thereof. In every case of mutilation, the applicant shall surrender to the Trustee the Certificate so mutilated. The Trustee shall authenticate any such substitute Certificate and deliver the same. Upon the issuance of any substitute Certificate, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses connected therewith. If required by the Trustee or the Depositor, such applicant shall furnish an indemnity bond sufficient in the judgment of the Depositor and the Trustee to protect the Depositor, the Trustee, any paying agent, the Certificate Registrar and any Certificate Co-Registrar from any loss which any of them may suffer if a Certificate is replaced. In case any Certificate shall have become mutilated, destroyed, lost or stolen, at maturity thereof the Trustee may pay or authorize the payment of the same instead of issuing a substitute Certificate as permitted by this SECTION 4.07.

            Every substitute Certificate issued pursuant to the provisions of this SECTION 4.07 by virtue of the fact that any Certificate is destroyed, lost or stolen shall constitute an additional contractual obligation of the Issuer, whether or not the destroyed, lost or stolen Certificate shall at any time be found by anyone, and shall be entitled to all the benefits and is subject to all the terms and conditions of this Agreement equally and proportionately, with any and all other Certificates duly issued and outstanding hereunder. All Certificates shall be held and owned upon the express condition that, to the extent permitted by law, the foregoing provisions are exclusive with respect to the replacement or payment of mutilated, destroyed, lost or stolen Certificates and shall preclude any and all other rights or remedies, notwithstanding any law or statute now existing or hereafter enacted to the contrary with respect to the replacement or payment of negotiable instruments or other Certificates without their surrender.

            SECTION 4.08 CANCELLATION OF SURRENDERED CERTIFICATES. All Certificates surrendered for payment or for substitution or exchange or registration of transfer hereunder shall be delivered to the Trustee for cancellation and shall be canceled by the Trustee, and no Certificates shall be issued in lieu thereof, except as otherwise provided in this Agreement. The Trustee shall destroy all canceled Certificates held by it and shall deliver to the Depositor a certificate in respect of such destruction. If the Depositor shall acquire any of the Certificates, however, such acquisition shall not operate as a satisfaction of the obligations represented by such Certificates unless and until the same are delivered to the Trustee for cancellation. Any Certificates acquired by the Depositor and delivered to the Trustee shall be canceled by the Trustee upon receipt of written instructions from the Depositor.

            SECTION 4.09 TEMPORARY CERTIFICATES. Until definitive Certificates are ready for delivery, the Depositor may prepare and the Trustee shall authenticate temporary Certificates. Temporary Certificates shall be substantially in the form of definitive Certificates, but may have variations that the Depositor considers appropriate for temporary Certificates. Without unreasonable delay, the Depositor shall prepare and the Trustee shall authenticate definitive Certificates and deliver them in exchange for temporary Certificates.

                                    ARTICLE V

                                  THE DEPOSITOR

            SECTION 5.01 MAINTENANCE OF EXISTENCE. The Depositor shall keep in full effect its existence and rights and good standing as a corporation under the laws of the State of Delaware and shall be in compliance with the laws of each applicable jurisdiction to the extent necessary to perform its duties under this Agreement. The Depositor shall not consolidate with, or sell, lease or convey all or substantially all of its assets to, or merge with or into any other corporation or partnership or any other Person so long as any Certificate is outstanding.

            SECTION 5.02 LIMITATION ON LIABILITY OF THE DEPOSITOR. Neither the Depositor nor any of its respective directors, officers, employees, Affiliates or agents shall be under any liability to the Trust Fund or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; PROVIDED, HOWEVER, that this provision shall not protect the Depositor or any such other Person against any breach of warranties or representations made herein or any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder.

            SECTION 5.03 INDEMNIFICATION. The Depositor shall indemnify and hold harmless the Trust Fund from and against any and all direct losses, claims, damages or liabilities, to which the Trust Fund may become subject, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Prospectus relating to the Certificates, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading.

                                   ARTICLE VI

                           TRUSTEE TERMINATION EVENTS

            SECTION 6.01      TRUSTEE TERMINATION EVENTS.

            (a) "TRUSTEE TERMINATION EVENT" wherever used herein, means any one of the following events (whatever reason for such event and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                 (i) any failure by Trustee to remit to the Certificateholders any payment required to be made or remitted by it under the terms of this Agreement; or

                 (ii) any failure by the Trustee to observe or perform in any material respect any of its other covenants or agreements contained in this Agreement, which failure shall continue unremedied for a period of 60 days after the date on which written notice of such failure shall have been given to the Trustee by the Depositor or Holders of Certificates evidencing, in the aggregate, not less than 25% of the aggregate principal amount of the Certificates; or the entry of a decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings against the Trustee, or for the winding-up or liquidation of the Trustee's affairs; or

                 (iii) the consent by the Trustee to the appointment of a conservator or receiver or liquidator or liquidating committee in any insolvency, readjustment of debt, marshaling of assets and liabilities, voluntary liquidation or similar proceedings of or relating to the Trustee or of or relating to all or substantially all of its property; or

                 (iv) the Trustee shall become incapable of acting or shall cease to be eligible in accordance with the provisions of SECTION 7.06 and shall fail to resign after written request for the Trustee's resignation by the Depositor.

            (b) If a Trustee Termination Event shall occur, the
Certificateholders and/or the Depositor shall have the right to remove the Trustee in accordance with SECTION 7.07.

            SECTION 6.02 LIMITATIONS ON SUITS BY CERTIFICATEHOLDERS. No Certificateholder shall have any right by virtue or by availing of any provision hereof to institute any action or proceeding at law or in equity or in bankruptcy or otherwise upon or under or with respect to the Trustee, or for the appointment of a trustee, receiver, liquidator, custodian or other similar official or for any other remedy thereunder, unless: (i) such Certificateholder previously has notified the Trustee in writing of a Trustee Termination Event and of the continuance thereof, as provided herein; (ii) the Certificateholders representing in the aggregate not less than 25% of the aggregate principal amount of the Certificates have requested in writing that the Trustee institute such actions or proceedings in its own name as trustee hereunder; (iii) such Certificateholders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;
(iv) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such action or proceedings; and (v) no direction inconsistent with such written request has been given to the Trustee by Holders of Certificates during such 60-day period. It is understood and intended, and expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Certificateholders shall have any right in any manner whatever to affect, disturb or prejudice the rights of any other Certificateholder or to obtain or seek to obtain priority over or preference to any other Certificateholder or to enforce any right hereunder or under the Certificates, except in the manner provided herein and therein and for the equal, ratable and common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given at law or in equity.

            SECTION 6.03 UNCONDITIONAL RIGHT OF CERTIFICATEHOLDERS TO RECEIVE DISTRIBUTIONS AND TO INSTITUTE CERTAIN SUITS. Notwithstanding any other provision in this in Agreement or any Certificate issued pursuant hereto, the right of any Certificateholder to receive distributions on such Certificate pursuant to ARTICLE III on or after the respective Distribution Dates set forth herein, or to institute suit for the enforcement of any such distribution on or after such respective dates as provided herein or therein shall not be impaired or affected without the consent of such Certificateholder.

                                   ARTICLE VII

                             CONCERNING THE TRUSTEE

            SECTION 7.01 DUTIES OF TRUSTEE. The Trustee undertakes with respect to the Trust Fund to perform such duties and only such duties as are specifically set forth in this Agreement. The Depositor shall not be obligated to monitor or supervise the performance by the Trustee of its duties hereunder. Any permissive right of the Trustee set forth in this Agreement shall not be construed as a duty.

            Subject to SECTIONS 7.02(A) and 7.03, the Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee that are specifically required to be furnished pursuant to any provision of this Agreement shall examine them to determine whether they conform to the requirements of this Agreement. If any such instrument is found on its face not to conform to the requirements of this Agreement in a material manner, the Trustee shall notify the Person supplying such instrument and request that the instrument be corrected, and if the instrument is not corrected to the Trustee's reasonable satisfaction, the Trustee shall provide notice thereof to the Certificateholders.

            Subject to SECTIONS 7.02 and SECTION 7.03, no provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own misconduct, its negligent failure to perform its obligations in compliance with this Agreement, or any liability which would be imposed by reason of its willful misfeasance or bad faith; PROVIDED, HOWEVER, that:

            (a) No implied covenants or obligations shall be read into this Agreement against the Trustee and the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates, reports or opinions furnished to the Trustee and conforming to the requirements of this Agreement which it reasonably believes in good faith to be genuine and to have been duly executed by the proper authorities respecting any matters arising hereunder;

            (b) the Trustee shall not be personally liable for an error of judgment made in good faith by a Responsible Officer of the Trustee, unless it shall be proved that the Trustee or such Responsible Officer was negligent in ascertaining the pertinent facts; and

            (c) the Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with this Agreement or at the direction of Holders of Certificates evidencing, in the aggregate, not less than 25% of the aggregate principal amount of the Certificates, relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement.

            None of the provisions contained in this Agreement shall in any event require the Trustee to expend or risk its own funds or otherwise incur personal financial or other liability in the performance of any of its duties as Trustee hereunder or in the exercise of any of its rights or powers as Trustee hereunder if there are reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. Notwithstanding anything contained herein, the Trustee shall not be responsible and shall have no liability in connection with the duties assumed by the Authenticating Agent, the Certificate Registrar or any other agent hereunder (other than in respect of the payment of fees and expenses of such Persons), unless the Trustee is acting in any such capacity hereunder; PROVIDED, FURTHER, that in any such capacity the Trustee shall have all of the rights, protections and indemnities provided to it as Trustee hereunder.

            SECTION 7.02      CERTAIN MATTERS AFFECTING THE TRUSTEE.

            (a)   Except as otherwise provided in SECTION 7.01:

                 (i) the Trustee may request and rely upon and shall be protected in acting or refraining from acting upon any resolution, Officer's Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                 (ii) the Trustee may consult with counsel and any advice or Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

                 (iii) the Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities, including reasonable legal fees, which may be incurred therein or thereby;

                 (iv) the Trustee shall not be personally liable for any action reasonably taken, suffered or omitted by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

                 (v) the Trustee shall not be bound to ascertain or inquire as to the performance or observance of any of the terms, conditions, covenants or agreements herein (except as specifically required by this Agreement) or to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by Holders of Certificates evidencing, in the aggregate, not less than 25% of the aggregate principal amount of the Certificates; PROVIDED, HOWEVER, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such costs, expenses or liabilities as a condition to taking any such action;

                 (vi) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and shall not be liable for the actions or omissions of any such agents or attorneys selected with due care or the actions or omissions of the Depositor;

                 (vii) the Trustee shall not be required to expend its own funds or otherwise incur any financial or other liability in the performance of any of its duties hereunder if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such liability is not assured to it; and

                 (viii) the Trustee may seek the instructions of the Certificateholders as to any action or omission to act by the Trustee hereunder or under the Security Documents, including without limitation pursuant to Section 12(d) of the Cash Collateral Agreement. If any event occurs that gives rise to any right of Bondholders to act under the

      Indenture, the Trustee shall inform Certificateholders of such event and shall seek instruction of the Certificateholders regarding how to proceed. The written instructions of the Holders of Certificates evidencing, in the aggregate, not less than the Requisite Percentage of the aggregate principal amount of the Certificates shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by the Trustee hereunder in good faith and in accordance with such instructions. "REQUISITE PERCENTAGE" means, (x) as to any matter arising under the Indenture, the percentage of holders of an aggregate principal amount of the Bonds required to act thereunder or (b) if no required percentage is set forth in the Indenture as to such matter or as to any other matter, 50%.

            (b) All rights of action under this Agreement or under any of the Certificates, enforceable by the Trustee, may be enforced by it without the possession of any of the Certificates, or the production thereof at the trial or other proceeding relating thereto, and any such suit, action or proceeding instituted by the Trustee shall be brought in its name for the benefit of all the Holders of such Certificates, subject to the provisions of this Agreement.

            SECTION 7.03 TRUSTEE NOT LIABLE FOR CERTIFICATES OR THE BOND; INDEMNIFICATION.

            (a) The recitals contained herein and in the Certificates (other than the authentication of the Certificates) shall be taken as the statements of the Depositor, as the case may be, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Agreement, the Certificates or the Bond or related documents except as expressly set forth herein. The Trustee shall not be liable for any action or failure of any action by the Depositor hereunder. The Trustee shall at no time have any responsibility or liability for or with respect to: the legality, validity or enforceability of the Mortgages, the other Security Documents or the Bond, or the perfection and priority of any Mortgage or any other Security Document or the maintenance of any such perfection and priority, or for or with respect to the efficacy of the Trust Fund or its ability to generate the payments to be distributed to Certificateholders under this Agreement, including, without limitation, the existence, condition and ownership of the Property; the legal sufficiency or suitability for filing of any Mortgage or any of the other Security Documents; the existence and enforceability of any hazard insurance on the Property; the validity of the assignment of the Bond to the Trust Fund; the performance or enforcement of the Bond; the compliance by the Depositor or representation made by it under this Agreement or in any related document or the accuracy of any such warranty or representation made under this Agreement or in any related document prior to the Trustee's receipt of notice or other discovery of any noncompliance therewith or any breach thereof; PROVIDED, HOWEVER, that the foregoing shall not relieve the Trustee of its obligation to perform its duties under this Agreement. Except with respect to a claim based on the failure of the Trustee to perform its duties under this Agreement or based on the Trustee's negligent action, negligent failure to act or willful misconduct (or such other standard of care as may be provided herein with respect to any particular matter), no recourse shall be had for any claim based on any provisions of this Agreement, the Certificates or the Bond or assignment thereof against the Trustee in its individual capacity, the Trustee shall not have any personal obligation, liability or duty whatsoever to any Certificateholder or any other Person with respect to any such claim, and any such claim shall be asserted solely against the Trust Fund or any indemnitor who shall furnish indemnity as provided in this Agreement. The Trustee shall have no responsibility for filing any financing or continuation statements in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or lien granted to it hereunder or to prepare any Securities and Exchange Commission filing for the Trust Fund or to record this Agreement. The Trustee shall not be accountable for the use or application by the Depositor of any of the Certificates or of the proceeds of such Certificates.

            (b) Neither the Trustee, by reason of the action or inaction of a Responsible Officer or Officers of the Trustee, nor any of its directors, officers, employees or agents or "control persons" (within the meaning of the Securities Act or the Exchange Act) shall be under any liability to the Trust Fund or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; PROVIDED, HOWEVER, that this provision shall not protect the Trustee or any such person against any liability which would otherwise be imposed by reason of willful misconduct, bad faith, negligence in the performance of duties or negligent failure to act if it shall be proved that the Trustee was negligent in ascertaining the pertinent facts. The Trustee and any director, officer, employee or agent or "control person" (within the meaning of the Securities Act or the Exchange Act) of the Trustee shall be jointly and severally indemnified by the Trust Fund, the Depositor and Mid-America Apartment Communities, Inc. ("MAAC") and held harmless by each of them against any loss, liability or expense incurred in connection with or related to the Trustee's performance of its powers and duties under this Agreement, including in connection with the Trustee's execution of the Registration Statement, and the preparation and distribution of related documents including any offering materials in connection with the offering of any securities issued pursuant to this Agreement. The indemnification provided hereunder shall survive the resignation or removal of the Trustee and the termination of this Agreement.

            (c) The Depositor and MAAC, jointly and severally, shall indemnify and hold harmless the Trustee against any losses, claims, damages or liabilities, to which the Trustee may become subject under the Securities Act, the Exchange Act, any other securities laws, or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any breach of any warranty or covenant of the Depositor herein contained or any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the prospectus contained therein, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse the Trustee for any legal or other expenses reasonably incurred by the Trustee in connection with investigating or defending any such loss, claim, damage, liability or action. In addition to their other obligations under this Section 7.03(c), the Depositor and MAAC agree that, as an interim measure during the pendency of any such claim, action, investigation, inquiry or other proceeding arising out of or based upon any statement or omission, or any alleged statement or omission, described in this Section 7.03(c), they will jointly and severally reimburse the Trustee on a monthly basis for all reasonable legal and other expenses incurred in connection with investigating or defending any such claim, action, investigation, inquiry or other proceeding, notwithstanding the absence of a judicial determination as to the propriety and enforceability of the Depositor's or MAAC's obligation to reimburse the Trustee for such expenses and the possibility that such payments might later be held to have been improper by a court of competent jurisdiction. Any such interim reimbursement payments that are not made to the Trustee within thirty (30) days of a request for reimbursement shall bear interest at the prime rate (or reference rate or other commercial lending rate for borrowers of the highest credit standing) published from time to time by The Wall Street Journal (the "Prime Rate") from the date of such request. This indemnity agreement shall be in addition to any liabilities that the Depositor and MAAC may otherwise have hereunder or any securities laws or otherwise. Neither the Depositor nor MAAC shall, without the prior written consent of the Trustee, settle or compromise or consent to the entry of any judgment in any pending or threatened action or claim or related cause of action or portion of such cause of action in respect of which indemnification may be sought hereunder (whether or not the Trustee is a party to such action or claim), unless such settlement, compromise or consent includes an unconditional release of the Trustee from all liability arising out of such action or claim (or related cause of action or portion thereof). The indemnity agreement in this Section 7.03(c) shall extend upon the same terms and conditions to, and shall inure to the benefit of, each person, if any, who controls the Trustee within the meaning of the Securities Act or the Exchange Act to the same extent as such agreement applies to the Trustee.

            (d) In order to provide for just and equitable contribution in circumstances under which the indemnity provided for in this Section 7.03 is for any reason judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the right of appeal) to be unenforceable by the indemnified parties although applicable in accordance with its terms, the Depositor and MAAC, on the one hand, and the Trustee, on the other hand, shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by such indemnity incurred by the Depositor and MAAC and the Trustee, as incurred,
(i) in such proportions as is appropriate to reflect the relative benefits received by the Depositor and MAAC, on the one hand, and the Trustee, on the other, from the offering of the securities pursuant to the Registration Statement, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to refect not only the relative benefits referred to in clause (i) above but also the relative fault of the Depositor and MAAC, on the one hand, and the Trustee, on the other, in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable consideration. The relative benefits received by the Depositor and MAAC, on the one hand, and the Trustee, on the other, in connection with the offering of securities pursuant to the Registration Statement shall be deemed to be in the same proportion that the total net proceeds from the offering of such securities (before deducting expenses) received by the Depositor and the fee received by the Trustee bear to the aggregate offering price of such securities. Relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Depositor or MAAC, on the one hand, or by the Trustee, on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Depositor, MAAC, and the Trustee agree that it would not be just and equitable if contributions pursuant to this Section 7.03(d) were determined by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 7.03(d). The amount paid or payable by a party as a result of the losses, claims, damages or liabilities referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending such action or claim. For purposes of this
Section 7.03(d) each person, if any, who controls the Trustee within the meaning of Section 15 of the Securities Act shall have the same rights to contribution as the Trustee.

            SECTION 7.04 TRUSTEE MAY OWN CERTIFICATES. The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights as it would have if it were not the Trustee.

            SECTION 7.05 TRUSTEE'S FEES AND EXPENSES. The Depositor shall pay or cause to be paid to the Trustee the Trustee Fee (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by the Trustee in the execution of the Trust Fund and in the exercise and performance of any of the powers and duties hereunder of the Trustee.

            SECTION 7.06 ELIGIBILITY REQUIREMENTS FOR TRUSTEE; APPOINTMENT OF FISCAL AGENT. (a) The Trustee hereunder shall not be an Affiliate of the Depositor and shall at all times be a corporation organized and doing business under the laws of any State, the United States of America, or the District of Columbia, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $100,000,000 (or shall be a member of a bank holding system, the aggregate combined capital and surplus of which is at least $100,000,000), and shall be subject to supervision or examination by Federal, State, or District of Columbia authority and which, in the case of any successor Trustee as evidenced in writing by each Rating Agency, will not adversely affect the then current rating of the Offered Certificates. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. The Trustee shall at all times be rated no lower than "BBB" and "A3" by S&P and Moody's, respectively. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in SECTION 7.07.

            (b) If at any the Trustee shall fail to be rated at least "A" by S&P or "A1" by Moody's, the Depositor shall appoint a fiscal agent acceptable to the applicable Rating Agency to serve at the expense of the Depositor or the Trustee shall resign immediately in the manner and with the effect specified in SECTION 7.07.

            SECTION 7.07 RESIGNATION AND REMOVAL OF TRUSTEE.

            (a) The Trustee may at any time resign and be discharged from the trusts hereby created by (i) giving written notice of resignation to the Depositor and the Certificate Registrar (if other than the Trustee), and each Rating Agency and by mailing notice of resignation by first class mail, postage prepaid, to the Certificateholders at their addresses appearing on the Certificate Register, not less than 60 days before the date specified in such notice when, subject to SECTION 7.08, such resignation is to take effect, and
(ii) acceptance by a successor trustee appointed by the Depositor in accordance with SECTION 7.08 meeting the qualifications set forth in SECTION 7.06. If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

            (b) Upon the occurrence of a Trustee Termination Event which has not been cured or waived, (i) the Depositor or the Certificateholders holding a majority of the aggregate principal amount of the Certificates may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, executed by a Responsible Officer of the Depositor or by such Certificateholders (or their attorneys-in-fact duly authorized), as appropriate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee, or (ii) any Certificateholder who has been a bona fide Certificateholder for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, remove the Trustee and appoint a successor trustee, which removal and appointment shall become effective upon acceptance of appointment by the successor trustee as provided in SECTION 7.08. The successor Trustee so appointed by such court shall immediately and without further act be superseded by any successor Trustee appointed by the Certificateholders as provided below within one year from the date of appointment by such court.

            (c) Holders of Certificates evidencing, in the aggregate, not less than a majority of the aggregate principal amount of the Certificates, may at any time, upon the payment to the Trustee of all fees, costs and expenses (including, without limitation, costs and expenses incurred by the Trustee in connection with its removal and the transfer of its duties hereunder to a successor Trustee), remove the Trustee and appoint a successor trustee by written instrument or instruments, in triplicate, signed by such Holders or their attorney-in-fact duly authorized, one complete set of which instrument or instruments shall be delivered to the Depositor, one complete set to the Trustee so removed and one complete set to the successor so appointed. Notice of any removal of the Trustee and acceptance of appointment by the successor trustee shall be given to each Rating Agency by the successor trustee.

            (d) Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section shall become effective upon acceptance of appointment by the successor trustee as provided in
SECTION 7.08.

            SECTION 7.08 SUCCESSOR TRUSTEE. Any successor trustee appointed as provided in SECTION 7.07 shall execute, acknowledge and deliver to the Depositor and to its predecessor trustee an instrument accepting such appointment hereunder. Thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trustee herein. The predecessor trustee shall deliver or cause to be delivered to the successor trustee any documents and statements held by it hereunder, and the Depositor and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties, and obligations.

            No successor trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor trustee shall be eligible under the provisions of SECTION 7.06 and the then current rating of the Certificates, as evidenced in writing by each Rating Agency, shall not be downgraded, withdrawn or requalified as a result of such appointment.

            Upon acceptance of appointment by a successor trustee as provided in this Section, the successor trustee shall mail notice of the succession of such trustee hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register and to each Rating Agency.

            SECTION 7.09 MERGER OR CONSOLIDATION OF TRUSTEE. Any Person into which the Trustee may be merged or converted or with which it may be consolidated or any Person resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any Person succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided that such Person shall be eligible under the provisions of SECTION 7.06, without the execution or filing of any paper or further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

            SECTION 7.10 APPOINTMENT OF CO-TRUSTEE OR SEPARATE TRUSTEE.

            (a) At any time or times, for the purpose of meeting any legal requirements of any jurisdiction in which any Property or any part of the assets of the Trust may at the time be located or in which any action of the Trustee may be required to be performed or taken, the Trustee, the Depositor or the Holders of Certificates evidencing, in the aggregate, more than a majority of the aggregate principal amount of the Certificates, by an instrument in writing signed by it or them, may appoint one or more individuals or corporations to act as separate trustee or separate trustees or co-trustees, acting jointly with the Trustee, of all or any part of such Property, to the full extent that local law makes it necessary for such separate trustee or separate trustees or co-trustee acting jointly with the Trustee to act; PROVIDED, HOWEVER, that the appointment of a co-trustee shall not relieve the Trustee of any of its responsibilities hereunder.

            (b) The Trustee and, at the request of the Trustee, the Depositor shall execute, acknowledge and deliver all such instruments as may be required by the legal requirements of any jurisdiction or by any such separate trustee or separate trustees or co-trustee for the purpose of more fully confirming such title, rights or duties to such separate trustee or separate trustees or co-trustee. Upon the acceptance in writing of such appointment by any such separate trustee or separate trustees or co-trustee, it, he, she or they shall be vested with such title to the Property or any part thereof, and with such rights, powers, duties and obligations as shall be specified in the instrument of appointment, and such rights, powers, duties and obligations shall be conferred or imposed upon and exercised or performed by the Trustee, or the Trustee and such separate trustee or separate trustees or co-trustees jointly with the Trustee subject to all the terms of this Agreement, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations shall be exercised and performed by such separate trustee or separate trustees or co-trustee, as the case may be. Any separate trustee or separate trustees or co-trustee may, at any time by an instrument in writing, constitute the Trustee its attorney-in-fact and agent with full power and authority to do all acts and things and to exercise all discretion on its behalf and in its, her or his name. In any case any such separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, the title to the Property and all assets, property, rights, powers, duties and obligations and duties of such separate trustee or co-trustee shall, so far as permitted by law, vest in and be exercised by the Trustee, without the appointment of a successor to such separate trustee or co-trustee unless and until a successor is appointed.

            (c) All provisions of this Agreement which are for the benefit of the Trustee shall extend to and apply to each separate trustee or co-trustee appointed pursuant to the foregoing provisions of this Section 7.10.

            (d) Every additional trustee and separate trustee hereunder shall, to the extent permitted by law, be appointed and act and the Trustee shall act, subject to the following provisions and conditions: (i) all powers, duties, obligations and rights conferred upon the Trustee in respect of the receipt, custody, investment and payment of moneys shall be exercised solely by the Trustee; (ii) all other rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed and exercised or performed by the Trustee and such additional trustee or trustees and separate trustee or trustees jointly except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed, the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Property in any such jurisdiction) shall be exercised and performed by such additional trustee or trustees or separate trustee or trustees; (iii) no power hereby given to, or exercisable by, any such additional trustee or separate trustee shall be exercised hereunder by such additional trustee or separate trustee except jointly with, or with the consent of, the Trustee; and (iv) no trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder.

            If at any time the Trustee shall deem it no longer necessary or prudent in order to conform to any such law, the Trustee shall execute and deliver all instruments and agreements necessary or proper to remove any additional trustee or separate trustee.

            (e) Any request, approval or consent in writing by Trustee to any additional trustee or separate trustee shall be sufficient warrant to such additional trustee or separate trustee, as the case may be, to take such action as may be so requested, approved or consented to.

            (g) Notwithstanding any other provision of this SECTION 7.10, the powers of any additional trustee or separate trustee shall not exceed those of the Trustee hereunder.

            SECTION 7.11      APPOINTMENT OF AUTHENTICATING AGENT.

            (a) At any time when any of the Certificates remain outstanding, the Trustee may appoint an Authenticating Agent or Agents which shall be authorized to act on behalf of the Trustee to authenticate Certificates, and Certificates so authenticated shall be entitled to the benefits of this Agreement and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Agreement to the authentication and delivery of Certificates by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall at all times be a corporation or association organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $15,000,000, authorized under such laws to do trust business and subject to supervision or examination by federal or state authorities. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

            (b) Any Person into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any Person succeeding to the corporate agency business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such Person shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

            (c) An Authenticating Agent may resign at any time by giving at least 30 days' advance written notice thereof to the Trustee and the Depositor. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and the Depositor. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Depositor and shall mail written notice of such appointment by first-class mail, postage prepaid to all Certificateholders as their names and addresses appear in the Certificate Register. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent herein. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

            SECTION 7.12 LIMITATION ON RIGHTS OF THE TRUSTEE. The Trustee shall have only those rights and powers specifically set forth herein or necessary, appropriate or incidental to the performance of its duties hereunder, including without limitation the right and power to hold the Bonds for the benefit of the Certificateholders, to receive payments thereon and distribute the same to the Certificateholders and to distribute the corpus of the Trust Fund to the Certificateholders or Beneficial Owners, as applicable, as provided in SECTION
8.02. the Trustee shall have no right or power to (i) sell or otherwise transfer the Bonds expect to the Certificateholders or Beneficial Owners, as applicable, in accordance with SECTION 8.02, (ii) borrow any money on behalf of or from the Trust, (iii) invest or reinvest any interest or principal payment on the Bonds,
(iv) acquire additional property or (v) issue more than one class of Certificates.

                                  ARTICLE VIII

                                   TERMINATION

            SECTION 8.01      TERMINATION.

            (a) Subject to SECTION 8.02, the respective obligations and responsibilities of the Depositor, the Trustee and each agent of either of them (other than the indemnification obligations of the parties hereto) shall terminate upon the last action required to be taken by the Trustee pursuant to this Article upon the later of (i) the Final Certificate Distribution Date, (ii) the final payment on the Bond or (iii) the liquidation of the Property; PROVIDED, HOWEVER, that in no event shall the trust created hereby continue beyond the expiration of twenty-one years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James's, living on the date hereof.

            (b) Notice of any termination, specifying the Final Distribution Date (which shall be a date that would otherwise be a Distribution Date) upon which the Certificateholders may surrender their Certificates to the Trustee for payment of the final distribution and cancellation, shall be given promptly by the Trustee by letter to Certificateholders specifying (A) the date upon which final payment of the Certificates will be made upon presentation and surrender of Certificates at the office or agency of the Trustee therein designated, (B) the amount of any such final payment and (C) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the office or agency of the Trustee therein specified.

            (c) Upon presentation and surrender of the Certificates, the Trustee shall cause to be distributed to Certificateholders on the Final Distribution Date all amounts received by the Trustee in respect of full payment of the Bond and all obligations thereunder and under the Indenture.

            (d) In the event that all of the Certificateholders required to surrender their Certificates shall not surrender their Certificates for final payment and cancellation on or before the Final Distribution Date with respect to such Certificates, the Trustee shall on such date cause all funds not distributed in final distribution to Certificateholders to be credited to the remaining Certificateholders by depositing such funds in a separate trust account held uninvested for the benefit of such Certificateholders who failed to surrender their Certificates and the Trustee shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within one year after the second notice all the Certificates required to be surrendered shall not have been surrendered for cancellation, the Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds on deposit in such trust account. If the remaining Certificateholders do not surrender their Certificates for cancellation and receipt of the final distribution with respect thereto within two years after the Final Distribution Date, the Trustee shall pay the amount of such unclaimed final distribution to the Depositor and no other Certificateholders shall have any further claim to such amounts. Upon the payment by the Trustee to the Depositor of all such amounts, the Trustee shall have no further responsibility therefor.

            SECTION 8.02 TERMINATION UPON PERMITTED MERGER.

            (a) Notwithstanding any other provision of this ARTICLE VIII to the contrary, the respective obligations and responsibilities of the Depositor, the Trustee and each agent of either of them (other than the indemnification obligations of the parties hereto) shall terminate on the Bond Distribution Date upon the last action required to be taken by the Trustee pursuant to this Article.

            (b) Promptly after receipt by the Trustee of notice from the Indenture Trustee that the Indenture Trustee has received the "Release Certificate" pursuant to Section 9.02(iv) of the Indenture, the Trustee shall give notice thereof by letter to Certificateholders, specifying the date (which shall be a date that would otherwise be a Distribution Date) upon which the Depository shall surrender the Global Certificate to the Trustee for cancellation and distribution of the Bonds (the "BOND DISTRIBUTION DATE").

            (c) On the Bond Distribution Date, without any further act of the Certificateholders, (i) the Trustee shall cause to be distributed to each Certificateholder or each Beneficial Owner, as applicable, of the Certificates a principal amount of Bonds corresponding to the principal amount of Certificates previously held by such Certificateholder or Beneficial Owner, as the case may be, by delivering to the Depository instructions substantially in the form of Exhibit C hereto (the "TRUSTEE'S INSTRUCTION TO DEPOSITORY") and (ii) the Trustee shall cancel the Global Certificates or Certificate delivered to it by the Depository or such Certificateholder, as applicable.

            SECTION 8.03 TRUSTS IRREVOCABLE. Except as expressly provided herein, all trusts created hereby are irrevocable.

                                   ARTICLE IX

                            MISCELLANEOUS PROVISIONS

            SECTION 9.01      AMENDMENT.

            (a) This Agreement may be amended from time to time by the mutual agreement of the Depositor and the Trustee, without the consent of any of the Certificateholders, (i) to cure any ambiguity, (ii) to correct or supplement any provision(s) herein which may be defective or inconsistent with any other provision(s) herein, or (iii) to make or change any other provisions with respect to matters or questions arising under this Agreement; PROVIDED, HOWEVER, that such action shall not adversely affect in any material respect the interests of any Certificateholder without the consent of each Certificateholder adversely affected thereby. Prior to entering into any amendment without the consent of Holders pursuant to this paragraph, the Trustee shall require an Opinion of Counsel at the expense of the Depositor to the effect that such amendment is permitted under this paragraph.

            (b) This Agreement may be amended from time to time by the Depositor and the Trustee with the written consent of the Holders of Certificates evidencing, in the aggregate, not less than 66 2/3% of the aggregate principal amount of the Certificates for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders of the Certificates; PROVIDED, HOWEVER, that no such amendment shall (i) reduce in any manner the amount of, delay the timing of or change the manner in which payments received on or with respect to the Bond are required to be distributed or adversely affect in any material respect the interests of the Holders of the Certificates, without the consent of the Holders of not less than 100% of the aggregate principal amount of Certificates, or (ii) reduce any of the aforesaid percentage of aggregate principal amount of the Certificates, the Holders of which are required to consent to any such amendment.

            It shall not be necessary for the consent of Certificateholders under this Section to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

            (c) The Trustee shall not enter into any amendment to this Agreement (except pursuant to Section 9.01(a)(i) or (ii)) unless each Rating Agency shall have confirmed in writing to the Trustee that such amendment will not in and of itself result in the withdrawal, downgrade or requalification of the then current rating of the Certificates. Promptly after the execution of any amendment to this Agreement, the Trustee shall furnish written notification of the substance of such amendment to each Certificateholder and the Rating Agencies.

            (d) The Trustee shall not consent to any amendment or modification of this Agreement which would adversely affect the status of the Trust as a grantor trust for federal income tax purposes.

            (e) Prior to entering into any amendment of this Agreement pursuant to this Section, the Trustee may require an Opinion of Counsel at the expense of the Depositor to the effect that such amendment is permitted hereunder.

            SECTION 9.02      COUNTERPARTS.

            (a) This Agreement may be executed in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

            SECTION 9.03 GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE SUBSTANTIVE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HERETO AND THE CERTIFICATEHOLDERS SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

            SECTION 9.04 NOTICES. All demands, notices and communications to any party hereunder shall be in writing and shall be deemed to have been duly given when delivered to (i) in the case of the Depositor, to Mid-America Finance, Inc., [_____________] Attention: [_____________], with a copy to
[_____________], and (ii) in the case of the Trustee, to the Corporate Trust Office; or in each case such other address as may hereafter be furnished to the other parties hereto in writing. Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register. Any notice mailed to a Certificateholder within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the addressee receives such notice.

            SECTION 9.05 NOTICES TO THE RATING AGENCY. The Trustee shall deliver written notice of the following events to each Rating Agency, promptly following the occurrence thereof: any amendment to this Agreement; any Trustee Termination Event; any change in or the termination or resignation of the Trustee; and final payment to Certificateholders. The Depositor and Trustee also shall furnish such other information regarding the Trust Fund as may be reasonably requested by any Rating Agency to the extent such party has or can obtain such information without unreasonable effort or expense. Notwithstanding the foregoing, the failure to deliver such notices or copies shall not constitute a Trustee Termination Event under this Agreement. Any confirmation of the rating by any Rating Agency required hereunder shall be in writing.

            SECTION 9.06 SEVERABILITY OF PROVISIONS. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

            SECTION 9.07 LIMITATION ON RIGHTS OF CERTIFICATEHOLDERS. The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust Fund, nor entitle such Certificateholder's legal representative or heirs to claim an accounting or to take any action or commence any proceeding in any court for a petition or winding up of the Trust Fund, or otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

            No Certificateholder, solely by virtue of its status as a Certificateholder, shall have any right to vote (except as provided herein) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth or contained in the terms of the Certificates be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third party by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

            No Certificateholder, solely by virtue of its status as a Certificateholder, shall have any right by virtue or by availing itself of any provisions of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of a Trustee Termination Event and of the continuance thereof, as hereinbefore provided, and unless the Holders of Certificates aggregating not less than 25% of the aggregate principal amount of the Certificates shall also have made written request upon the Trustee to institute such action, suit or proceeding in the Trustee's name hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses, and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue or by availing itself or themselves of any provisions of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of the Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder or to enforce any right under this Agreement, except in the manner herein provided and for the common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

            SECTION 9.08 CERTIFICATES NONASSESSABLE AND FULLY PAID. It is the intention of the Depositor that Certificateholders shall not be personally liable for obligations of the Trust Fund, that the interests in the Trust Fund represented by the Certificates shall be nonassessable for any reason whatsoever, and that the Certificates, upon due authentication thereof by the Trustee pursuant to this Agreement, are and shall be deemed fully paid.

            SECTION 9.09 REPRODUCTION OF DOCUMENTS. This Agreement and all documents relating thereto, including, without limitation, (i) consents, waivers and modifications which may hereafter be executed, (ii) documents received by any party at the closing, and (iii) financial statements, certificates and other information previously or hereafter furnished, may be reproduced by any photographic, photostatic, microfilm, micro-card, miniature photographic or other similar process. The parties agree that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party in the regular course of business, and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

            SECTION 9.10 NO PARTNERSHIP. Nothing herein contained shall be deemed or construed to create a partnership or joint venture between the parties hereto.

            SECTION 9.11 ACTIONS OF CERTIFICATEHOLDERS.

            (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement to be given or taken by Certificateholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Certificateholders in person or by agent duly appointed in writing; and except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where required, to the Depositor. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Agreement and conclusive in favor of the Trustee and the Depositor, if made in the manner provided in this Section.

            (b) The fact and date of the execution of any Certificateholder of any such instrument or writing may be proved in any reasonable manner which the Trustee deems sufficient.

            (c) Any request, demand, authorization, direction, notice, consent, waiver, or other act by a Certificateholder shall bind every Holder of every Certificate issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done, or omitted to be done, by the Trustee or the Depositor in reliance thereon, whether or not notation of such action is made upon such Certificate.

            (d) The Trustee may require additional proof of any matter referred to in this Section as it shall deem reasonably necessary.

            SECTION 9.12 SUCCESSORS AND ASSIGNS. The rights and obligations of any party hereto shall not be assigned (except pursuant to SECTION 7.09 hereof) by such party without the prior written consent of the other parties hereto. This Agreement shall inure to the benefit of and be binding upon the Depositor, and the Trustee and their respective permitted successors and assigns.

            SECTION 9.13 OFFICER'S CERTIFICATES AND OPINIONS OF COUNSEL; STATEMENTS TO BE CONTAINED THEREIN. Upon any application or demand by the Depositor to the Trustee to take any action, the Depositor shall furnish to the Trustee (i) an Officer's Certificate stating that all conditions precedent, if any, provided for in this Agreement relating to the proposed action have been complied with and that the proposed action is in conformity with and required by the terms and provisions of this Agreement, and (ii) an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or demand as to which the furnishing of such documents is specifically required in any provision of this Agreement relating to such particular application or demand, no additional certificate or opinion need be furnished.

            Each Certificate or opinion required by this Agreement and delivered to the Trustee with respect to compliance with a condition or covenant provided for in this Agreement shall include (i) a statement that the person making such certificate or opinion has read such covenant or condition, (ii) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinion contained in such certificate or opinion are based, (iii) a statement that, in the opinion of such person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with, and (iv) a statement as to whether or not, in the opinion of such person, such condition or covenant has been complied with.

            Any certificate, statement or opinion of counsel may be based, insofar as it relates to factual matters information with respect to which is in the possession of the Depositor upon the certificate, statement or opinion of or representations by one or more officers of the Depositor unless such counsel knows that the Certificate, statement or opinion or representations with respect to the matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous.

            Any certificate, statement or opinion of an officer of the Depositor or of counsel thereto may be based, insofar as it relates to accounting matters, upon a certificate or opinion of or representations by an accountant or firm of accountants employed by the Depositor unless such certifying Person or counsel, as the case may be, knows that the certificate or opinion or representations with respect to the accounting matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous.

            IN WITNESS WHEREOF, the Parties hereto have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.


                              MID-AMERICA FINANCE, INC.,
                              as Depositor


                              By
                                      Name:
                                     Title:


                             LASALLE NATIONAL BANK,
                              as Trustee


                              By:
                                      Name:
                                     Title:


            Mid-America Apartment Communities, Inc., a Tennessee corporation, hereby joins in this Agreement for the purpose of the indemnification obligations contained in Section 7.03 of this Agreement.


                              MID-AMERICA APARTMENT COMMUNITIES, INC.


                              By:
                                      Name:
                                     Title:

                                                                       EXHIBIT A

         COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATE, SERIES 1998-1

                       Mid-America Mortgage Trust, 1998-1


                                        ORIGINAL DENOMINATION:
NUMBER:     A-1                            $142,000,000

DATE OF AMENDED AND RESTATED AGREEMENT  ORIGINAL CERTIFICATE PRINCIPAL
  OF TRUST:  MARCH [__], 1998              BALANCE:  $142,000,000

FIRST DISTRIBUTION DATE:
  APRIL 1, 1998                         CERTIFICATE PASS-THROUGH RATE:  [__]%

COMMON CODE NUMBER:

CUSIP/CINS NUMBER:

            evidencing a percentage interest in all distributions with respect to the [__] First Mortgage Bonds, Due 2003 (the "Bonds") of Mid-America Capital Partners, L.P., which Bonds were deposited into Mid-America Mortgage Trust, 1998-1 by

                            MID-AMERICA FINANCE, INC.

            UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE CERTIFICATE REGISTRAR FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

            EACH TRANSFEREE OF A BENEFICIAL INTEREST IN THIS CERTIFICATE SHALL BE DEEMED TO REPRESENT EITHER (A) THAT IT IS NOT, AND IS NOT USING THE ASSETS OF, AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT PLAN OR ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME CERTIFICATE ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR (B) THAT IT HAS DETERMINED THAT, ASSUMING THIS CERTIFICATE IS

TREATED AS INDEBTEDNESS WITH NO SUBSTANTIAL EQUITY FEATURES FOR PURPOSES OF 29 C.F.R. ss. 2510.3-101, THE PURCHASE AND HOLDING OF A BENEFICIAL INTEREST IN THIS CERTIFICATE BY THE TRANSFEREE WOULD NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE BECAUSE THE RELEVANT CONDITIONS FOR EXEMPTIVE RELIEF UNDER ONE OR MORE OF THE FOLLOWING PROHIBITED TRANSACTION CLASS EXEMPTIONS HAVE BEEN SATISFIED:
PROHIBITED TRANSACTION CLASS EXEMPTION ("PTCE") 96-23 (RELATING TO TRANSACTIONS EFFECTED BY IN-HOUSE ASSET MANAGERS); PTCE 95-60 (RELATING TO CERTAIN TRANSACTIONS INVOLVING INSURANCE COMPANY GENERAL ACCOUNTS); PTCE 91-38 (RELATING TO INVESTMENTS BY BANK COLLECTIVE INVESTMENT FUNDS); PTCE 90-1 (RELATING TO INVESTMENTS BY INSURANCE COMPANY POOLED SEPARATE ACCOUNTS); OR PTCE 84-14 (RELATING TO TRANSACTIONS EFFECTED BY A "QUALIFIED PROFESSIONAL ASSET MANAGER").

            THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR AN INTEREST IN MID-AMERICA FINANCE, INC., THE TRUSTEE REFERRED TO BELOW OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING BOND IS GUARANTEED OR INSURED BY MID-AMERICA FINANCE, INC., OR BY ANY OF ITS AFFILIATES OR BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY OR ANY OTHER PERSON.

            THIS CERTIFIES THAT Cede & Co. is the registered owner of a beneficial interest in 100% (the "Percentage of Interest") of all distributions with respect to the [__] First Mortgage Bonds, Due 2003 (the "Bonds") of Mid-America Capital Partners, L.P. in the original principal amount of $142,000,000, together with certain other property held in trust for the benefit of Certificateholders (collectively, the "Trust Fund"). The Trust Fund was created pursuant to an Amended and Restated Agreement of Trust dated as of February [__], 1998 (the "Agreement"), between the Depositor and LaSalle National Bank, as Trustee, a summary of certain provisions of which is set forth below. Capitalized terms used but not defined herein which are defined in or by reference in the Agreement shall have the meanings assigned to them therein pursuant thereto.

            This Certificate is one of a duly authorized issue of Certificates, designated as Mid-America Mortgage Trust, 1998-1, Commercial Mortgage Pass-Through Certificates, Series 1998-1 and is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement and such provisions and conditions the Holder of this Certificate by virtue of its acceptance hereof assents and by which such Holder is bound.

            During each Interest Accrual Period, interest on the Bonds will accrue at a rate of [___]% per annum. Interest on the Bonds will be computed for each Interest Accrual Period on the basis of a 360-day year of 12 months of 30 days each. Pursuant to the terms of the Agreement, the Trustee will distribute on the first Business Day of each calendar month (the "Distribution Date"), commencing on April 1, 1998, to the Person in whose name this Certificate is registered at the close of business on the Business Day preceding such Distribution Date occurs (the "Record Date"), all amounts received by the Trustee on or prior to such Distribution Date in respect of Monthly Payments, Interest Advances, Unscheduled Payments or payments of principal on, or any other payments with respect to, the Bonds.

            The Trustee will cause to be kept at the Corporate Trust Office or at the office of its designated agent, a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trustee will provide or cause to provide for the registration of Certificates and of transfers and exchanges of Certificates. Upon surrender for registration of transfer of any Certificate at any office or agency of the Trustee maintained for such purposes, the Trustee will, subject to the limitations and restrictions on transfer set forth in the Agreement, authenticate and deliver, in the name of the designated transferee or transferees, a Certificate of like aggregate Percentage Interest and dated the date of authentication.

            No service charge will be made for any transfer or exchange of the Certificate (except the costs of mailing), but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection therewith. Prior to the due presentation of a Certificate for registration of transfer, the Depositor, the Certificate Registrar, any Paying Agents and the Trustee may treat the person in whose name any Certificate is registered as the owner of such Certificate and the Percentage Interest in the Trust Fund evidenced thereby for the purpose of receiving distributions pursuant to the Agreement and for all other purposes whatsoever, and none of the Depositor, the Certificate Registrar, any Paying Agents or the Trustee will be affected by notice to the contrary.

            The Agreement may be amended from time to time by the Depositor and the Trustee, without the consent of any of the Holders of Certificates, (i) to cure any ambiguity, (ii) to correct or supplement any provision therein that may be defective or inconsistent with any other provision therein or (iii) to make or change any other provisions with respect to matters or questions arising under the Agreement; PROVIDED, HOWEVER, that such action shall not adversely affect in any material respect the interests of any Certificateholder without the consent of each Certificateholder adversely affected thereby.

            The Agreement may also be amended from time to time by the Depositor and the Trustee with the written consent of the Holders of Certificates evidencing, in the aggregate, not less than 66 2/3% of the Percentage Interest of the Certificates for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Agreement or of modifying in any manner the rights of the Holders of Certificates; PROVIDED, HOWEVER, that no such amendment shall (i) reduce in any manner the amount of, delay the timing of or change the manner in which payments received on or with respect to the Bond are required to be distributed or adversely affect in any material respect the interests of the Holders of the Certificates without the consent of Holders evidencing, in the aggregate, 100% of the Percentage Interest of the Certificates or (ii) reduce the aforesaid percentages of Percentage Interest of the Certificates, the Holders of which are required to consent to any such amendment without the consent of 100% of the Certificateholders.

            The respective obligations and responsibilities of the Depositor, the Paying Agent and any other agent and the Trustee created under the Agreement (other than the obligation of the Trustee to make certain payments to Certificateholders after the Final Distribution Date and other than the indemnification obligations of the parties to the Agreement) shall terminate upon the last action required to be taken by the Trustee pursuant to Article X of the Agreement upon the later of (i) the Final Certificate Distribution Date,
(ii) the final payment on the Bond or (iii) the liquidation of the Foreclosed Property; PROVIDED, HOWEVER, that in no event shall the trust created pursuant to the terms of the Agreement continue beyond the expiration of twenty-one years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof.

            THIS CERTIFICATE AND THE AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND BE GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

            Unless the certificate of authentication hereon has been executed by the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Depositor has caused this Certificate to be duly executed.

                                       MID-AMERICA FINANCE, INC.
                                       As Depositor


                                       By:
                                       Name:
                                       Title:

Dated:  March [__], 1998



                          CERTIFICATE OF AUTHENTICATION

            THIS IS ONE OF THE CERTIFICATES REFERRED TO IN THE
WITHIN-MENTIONED AGREEMENT.

LASALLE NATIONAL BANK,
As Trustee

By:
     Authorized Officer

                               FORM OF ASSIGNMENT

            FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto


      (PLEASE INSERT SOCIAL SECURITY* NUMBER OR U.S. TAXPAYER IDENTIFICATION NUMBER OF ASSIGNEE)

the  within   Certificate,   and  all  rights  thereunder,   and  hereby  does
irrevocably                constitute                and               appoint
-----------------------------------------------------------------------
Attorney to transfer the within Certificate on the books kept for the registration thereof, with full power and substitution in the premises.

Dated:

(Signature Guaranteed by a Participant in a Recognized Signature Guaranty Medallion Program)

NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Certificate in every particular, without alternation or enlargement or any change whatsoever.


(* This information, which is voluntary, is being requested to ensure that the assignee will not be subject to backup withholding under Section 3406 of the Internal Revenue Code of 1986, as amended.)